UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2003

NEIGHBORCARE, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-33217	06-1132947

(State or other jurisdiction of incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)

7 East Lee Street, Baltimore, Maryland 21202

(Address of principal executive offices/Zip Code)

Registrant’s telephone number, including area code: 410-752-2600

Genesis Health Ventures, Inc.

(Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets

     On December 1, 2003, Genesis Health Ventures, Inc. (the “Company”) completed the tax-free spin-off of its eldercare and rehabilitation businesses into a separate publicly traded company, Genesis HealthCare Corporation (“GHC”). On December 1, 2003, shareholders of the Company received 0.50 shares of GHC common stock for each share of common stock of the Company held on the record date, October 15, 2003, and a cash payment in lieu of fractional shares (the “Distribution”).

     As a result of the Distribution, GHC is no longer wholly owned by the Company and is now an independent public company. Shares of GHC common stock, which were traded on a “when-issued” basis on the NASDAQ National Market System under the symbol “GHCIV” since November 18, 2003, began regular way trading on December 2, 2003 on the NASDAQ National Market System under the symbol “GHCI.” The Company’s common stock is traded on the NASDAQ National Market System under the symbol “NCRX” as a result of the Company’s name change to NeighborCare, Inc.

     The Company and GHC have entered into certain agreements governing the relationship between the Company and GHC after the Distribution and providing for the allocation of tax, employee benefits and certain other assets and liabilities and obligations arising from periods prior to the Distribution. These agreements are attached hereto as Exhibits 2.1 and 99.1 through 99.7 and incorporated herein by reference.

     As a result of the Distribution, the conversion price per share of the Company’s Series A Participating Convertible Preferred Stock has been adjusted in accordance with the Company’s Amended and Restated Articles of Incorporation to $12.60 from $20.33.

     The full text of the press release relating to the Distribution is attached hereto as Exhibit 99.8 and incorporated herein by reference.

Item 5. Other Events

     On December 5, 2003, the Company amended its Amended and Restated Articles of Incorporation to designate 1,000,000 shares of Series B Junior Participating Preferred Stock, par value $0.01 per share, to be issued pursuant to that certain Rights Agreement, dated as of November 18, 2003, by and between the Company and StockTrans, Inc., as rights agent. The Statement With Respect to Shares filed with the Commonwealth of Pennsylvania is attached hereto as Exhibit 3.1 and incorporated herein by reference. The Rights Agreement is described in the Company’s Form 8-A filed with the Securities and Exchange Commission on November 18, 2003.

     On December 2, 2003, the Company changed its name to NeighborCare, Inc. The Articles of Amendment to the Company’s Amended and Restated Articles of Incorporation filed with the Commonwealth of Pennsylvania are attached hereto as Exhibit 3.2 and incorporated herein by reference. The Company’s Amended and Restated Articles of Incorporation are attached hereto as Exhibit 3.3 and incorporated herein by reference.

     On November 13, 2003 and December 2, 2003, the Company amended its Amended and Restated Bylaws, as amended. The Company’s Amended and Restated Bylaws, as amended, are attached hereto as Exhibit 3.4 and incorporated herein by reference.

     On December 1, 2003, the Company entered into a Credit Agreement by and among the Company, the domestic subsidiaries of the Company from time to time party thereto, the lenders party thereto, Wachovia Bank, National Association, as administrative agent, and General Electric Capital Corporation and ING Capital LLC, as syndication agents, and LaSalle Bank National Association and U.S. Bank, National Association, as documentation agents. Substantially simultaneously, the Company repaid in full and terminated that certain Credit, Security, Guaranty and Pledge Agreement, dated as of October 2, 2001, as amended, by and among the Company, the domestic subsidiaries of the Company party thereto, the lenders party thereto, Wachovia Bank, National Association, as administrative agent and collateral agent, Goldman Sachs Credit Partners L.P., as co-lead arranger and syndication agent, First Union Securities, Inc., as co-lead arranger, General Electric Capital Corporation, as collateral monitoring agent and co-documentation agent, and CitiCorp USA, Inc., as co-documentation agent. The new Credit Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

None.

(b)	Pro-forma Financial Information.

To be filed by amendment.

(c)	Exhibits.

The following exhibits are filed herewith:

	Exhibit Number	Description

	2.1*	Separation and Distribution Agreement by and between Genesis Health Ventures, Inc. and Genesis HealthCare Corporation, dated as of October 27, 2003 (Schedules and exhibits are omitted pursuant to Regulation S-K, Item 601(b)(2); NeighborCare, Inc. agrees to furnish supplementally a copy of such schedules and/or exhibits to the Securities and Exchange Commission upon request).

	3.1	Statement with Respect to Shares, effective as of December 5, 2003, designating NeighborCare, Inc.’s Series B Junior Participating Preferred Stock, par value $0.01 per share.

	3.2	Articles of Amendment to Genesis Health Ventures, Inc. Amended and Restated Articles of Incorporation, effective as of December 2, 2003, changing the name to NeighborCare, Inc.

	3.3	Amended and Restated Articles of Incorporation of Genesis Health Ventures, Inc.

	3.4	Amended and Restated Bylaws of NeighborCare, Inc., as amended.

	4.1	Statement with Respect to Shares, effective as of December 5, 2003, designating NeighborCare, Inc.’s Series B Junior Participating Preferred Stock, par value $0.01 per share (included in Exhibit 3.1).

	10.1	Credit Agreement by and among the Company, the domestic subsidiaries of the Company from time to time party thereto, the lenders party thereto, Wachovia Bank, National Association, as administrative agent, and General Electric Capital Corporation and ING Capital LLC, as syndication agents, and LaSalle Bank National Association and U.S. Bank, National Association, as documentation agents (Schedules and exhibits are omitted; NeighborCare, Inc. agrees to furnish supplementally a copy of such schedules and/or exhibits to the Securities and Exchange Commission upon request).

	99.1	Tax Sharing Agreement, dated as of December 1, 2003, by and between Genesis Health Ventures, Inc. and Genesis HealthCare Corporation.

	99.2	Transition Services Agreement, dated as of December 1, 2003, by and between Genesis Health Ventures, Inc. and Genesis HealthCare Corporation.

	99.3	Tidewater Membership Agreement, dated as of December 1, 2003, by and between Tidewater Healthcare Shared Services Group, Inc. and Genesis HealthCare Corporation.

	99.4	Employee Benefits Agreement, dated as of December 1, 2003, by and between Genesis Health Ventures, Inc. and Genesis HealthCare Corporation.

	99.5	Master Agreement for Pharmacy, Pharmacy Consulting and Related Products and Services, dated as of December 1, 2003, by and between NeighborCare Pharmacy Services, Inc. and Genesis HealthCare Corporation.

	99.6	Pharmacy Benefit Management Agreement, dated as of December 1, 2003, by and between CareCard, Inc. and Genesis HealthCare Corporation.

	99.7	Master Agreement for Specialty Beds and Oxygen Concentrators, dated as of December 1, 2003, by and between NeighborCare Pharmacy Services, Inc. and Genesis HealthCare Corporation.

99.8	Press Release dated December 1, 2003.

_______
*	Incorporated by reference to Genesis HealthCare Corporation’s Registration Statement on Form 10 dated November 14, 2003 (as amended) (File No. 000-50351).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 9, 2003		NEIGHBORCARE, INC.

	By:	/s/ John J. Arlotta

Name: John J. Arlotta
Title: Chief Executive Officer